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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT


                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



                   Date of Report (Date of earliest event reported)
                                    April 21, 1997



                                   NHP INCORPORATED
                (Exact name of registrant as specified in its charter)






Delaware                            000-26572               52-1445137
(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
Incorporation or Organization)      Number)                 Identification No.)


8065 Leesburg Pike, Suite 400, Vienna, Virginia             22182-2738
(Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code (703) 394-2400



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Item 5. Other Events

    As previously reported, NHP Incorporated ("the Company") entered into a plan on April 21, 1997, to distribute shares of The WMF Group, Ltd. (formerly known as NHP Financial Services, Ltd.) ("WMF"), a wholly owned subsidiary of the registrant and formerly the Company's Financial Services business segment, to the Company's existing shareholders pursuant to the terms of a Rights Agreement (the "Rights Agreement") approved by the Board of Directors on that date. Pursuant to the Rights Agreement, the Company has issueed to its stockholders rights (the "Rights") to receive a distribution of one-third of a share of WMF stock for each right (subject to certain conditions) at the earlier of the effective time of the merger of a wholly-owned subsidiary of Apartment Investment and Management Company ("AIMCO") with and into the Company pursuant to which the Company will become a wholly-owned subsidiary of AIMCO (the "AIMCO Merger"), or on December 1, 1997, if the AIMCO Merger has not occurred by that date. Accordingly, the Company's 1996 Consolidated Financial Statements and 1996 Management's Discussion and Analysis of Financial Condition and Results of Operations have been restated to reflect WMF as discontinued operations from the date of its acquisition by the Company, April 1, 1996.

    The 1996 Consolidated Financial Statements were previously restated in late April 1997 in conjunction with an 8-K filing by AIMCO and are included herein as Exhibit 99.1. The 1996 Management's Discussion and Analysis of Financial Condition and Results of Operations has been restated currently and is included herein as Exhibit 99.2. Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 1997, reflecting WMF as discontinued operations, are set forth in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1997, filed with the Commission on May 14, 1997. The distribution of WMF stock is conditioned on the consent of lenders under the Company's credit agreement. The rights were distributed on May 9, 1997, to stockholders of record of the Company on May 2, 1997.

Item 7.  Financial Statements and Exhibits

  (c)  Exhibits

       Exhibit 23.1  -  Consent of Arthur Andersen LLP dated June 9, 1997.
       Exhibit 23.2  -  Consent of Deloitte & Touche LLP dated June 9, 1997.
       Exhibit 23.3  -  Consent of Anders, Minkler & Diehl LLP dated
                        June 9, 1997.
       Exhibit 23.4  -  Consent of Dauby O'Connor & Zaleski, LLC dated
                        June 9, 1997
       Exhibit 23.5  -  Consent of Edwards Leap & Sauer dated June 9, 1997.
       Exhibit 23.6  -  Consent of George A. Hieronymous & Company, LLC dated
                        June 9, 1997.
       Exhibit 23.7  -  Consent of Goldenberg Rosenthal Friedlander, LLP dated
                        June 9, 1997.
       Exhibit 23.8  -  Consent of Hansen, Hunter & Kibbee, P.C. dated
                        June 9, 1997.
       Exhibit 23.9  -  Consent of J. H. Cohn LLP dated June 9, 1997.
       Exhibit 23.10 -  Consent of J. A. Plumer & Co., P.A. dated June 9, 1997.
       Exhibit 23.11 -  Consent of Marks Shron & Company, LLP dated
                        June 9, 1997.
       Exhibit 23.12 -  Consent of Reznick Fedder & Silverman dated
                        June 9, 1997.
       Exhibit 23.13 -  Consent of Russell Thompson Butler & Houston dated
                        June 9, 1997.
       Exhibit 99.1  -  NHP Incorporated Consolidated Financial Statements
                        and Supplementary Data (Restated)
       Exhibit 99.2  -  NHP Incorporated Management's Discussion and Analysis
                        of Financial Condition and Results of Operations (Restated)


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NHP INCORPORATED
                                         (Registrant)



                                    By:  /s/ Ann Torre Grant
                                         Ann Torre Grant
                                         Executive Vice President,
                                         Chief Financial Officer
                                         and Treasurer (Authorized Officer
                                         and Principal Financial Officer)
Dated June 10, 1997



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